OTHER CURRENT ASSETS (Tables)	6 Months Ended
Jun. 30, 2024
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
Schedule of other current assets
Other current assets includes the following:

(in thousands of $)	June 30,	December 31,
	2024	2023
Trade accounts receivable, net	6,227	447
Accrued income	17,071	12,114
Prepaid expenses	8,120	7,498
Other receivables	8,069	6,581
Total other current assets	39,487	26,640